LEGG MASON PARTNERS EQUITY TRUST LEGG MASON LIFESTYLE ALLOCATION 100%

55 Water Street

New York, New York 10041

December 28, 2010

Dear Shareholder:

The Board of Trustees of your fund, Legg Mason Lifestyle Allocation 100%, a series of Legg Mason Partners Equity Trust (the “Trust”), has approved the reorganization of your fund into Legg Mason Lifestyle Allocation 85% (“Lifestyle Allocation 85%”), also a series of the Trust, after considering the recommendation of Legg Mason Partners Fund Advisor, LLC, the investment manager to your fund, and concluding that such reorganization would be in the best interests of your fund. The reorganization is expected to occur on or about April 21, 2011. Upon completion of the reorganization, you will become a shareholder of Lifestyle Allocation 85%, and you will receive shares of Lifestyle Allocation 85% equal in value to your shares of your fund. The reorganization is expected to be tax-free to you for federal income tax purposes, and no commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about Lifestyle Allocation 85%, outlines the differences between your fund and Lifestyle Allocation 85% and provides details about the terms and conditions of the reorganization.

The Board of Trustees of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund.

If you have any questions, please call 1-877-721-1926.

Sincerely,

R. Jay Gerken, President

Legg Mason Partners Equity Trust

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON LIFESTYLE ALLOCATION 100%

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Information Statement/Prospectus describes the contemplated reorganization of your fund into a compatible fund. While we encourage you to read the full text of the enclosed Information Statement/Prospectus, here is a brief overview of the fund reorganization. Please refer to the more complete information about the reorganization contained elsewhere in the Information Statement/Prospectus.

COMMON QUESTIONS ABOUT THE REORGANIZATION

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. In connection with the reorganization, your fund’s assets and liabilities will be combined with the assets and liabilities of Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”), a series of Legg Mason Partners Equity Trust, and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION OCCURRING?

A. The board (the “Board”) of Legg Mason Partners Equity Trust and management believe that the reorganization is in the best interests of your fund. Management is reorganizing your fund as part of its continuing effort to rationalize the Legg Mason equity funds into a more cohesive product set and eliminate overlapping products. This in turn may provide enhanced opportunities for realizing greater economies of scale in the form of lower total operating expenses over time. The Board notes that the Acquiring Fund has had better average annual performance than your fund over the one- and three-year periods ended August 31, 2010. In addition, the Board notes that your fund has failed to gain significant assets since its launch in 2006. The Board also believes that the reorganization is preferable to terminating your fund, as it will provide shareholders with the option of remaining in the Acquiring Fund.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. The funds have the same investment objective of capital appreciation. Each fund is a fund of funds—each invests in other mutual funds. Each fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The most significant difference between your fund and the Acquiring Fund is that your fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 100% in underlying funds that invest principally in equity securities, while the Acquiring Fund seeks to maintain a Target Allocation of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. Both funds may invest in the same underlying funds and in most instances in the same percentage of assets in those funds. There are, however, some differences in the percentages of assets that may be invested in certain underlying funds. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Information Statement/Prospectus.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The reorganization will have the following effects on the fees and expenses of the corresponding classes of your fund:

•

Total annual fund operating expenses (before and after forgone fees and/or expense reimbursements, as applicable, and including the expenses of the underlying funds) of each class of shares of your fund are expected to decrease as a result of the reorganization.

•	Neither your fund nor the Acquiring Fund charges a management fee.

Please see “Summary—Comparison of Fees and Expenses” in the Information Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the Acquiring Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganization. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. You will receive the same class of shares of the Acquiring Fund as you hold in your fund.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares that occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive the same class of shares of the Acquiring Fund as you hold in your fund.

Your current privilege to exchange shares of your fund for shares of other funds distributed by Legg Mason Investor Services, LLC will not change.

Please see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Information Statement/Prospectus for a description of the differences among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. Yes. However, your fund will close to new purchases and exchanges two business days prior to the closing of the reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Your fund’s manager will be responsible for 50% of the fees, costs and expenses allocated to your fund in connection with the reorganization, and your fund will be responsible for the remaining 50% of the fees, costs and expenses allocated to your fund in connection with the reorganization. The Acquiring Fund’s manager will be responsible for 100% of the fees, costs and expenses allocated to the Acquiring Fund in connection with the reorganization. It is not anticipated that any transaction costs will be incurred in repositioning your fund’s portfolio in connection with the reorganization, but if there are transaction costs, they will be borne by the Acquiring Fund after the reorganization.

Estimated costs of the reorganization have been allocated between your fund and the Acquiring Fund as follows: Legal—your fund: $70,000, the Acquiring Fund: $70,000; Audit—your fund: $5,000, the Acquiring Fund: $5,000; and Printing, postage and mailing costs (approximately $32,500)—all allocated to your fund.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. The reorganization of your fund is expected to occur on or about April 21, 2011.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions, please call 1-877-721-1926.

INFORMATION STATEMENT/PROSPECTUS

December 28, 2010

INFORMATION STATEMENT FOR:

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Lifestyle Allocation 100%

(the “Target Fund”)

55 Water Street

New York, New York 10041

1-877-721-1926

PROSPECTUS FOR:

LEGG MASON PARTNERS EQUITY TRUST

Legg Mason Lifestyle Allocation 85%

(the “Acquiring Fund”)

(each a “Fund” and, together, the “Funds”)

55 Water Street

New York, New York 10041

1-877-721-1926

Each Fund is a separate series of a registered open-end management investment company organized as a Maryland statutory trust. The investment objective and policies of the Target Fund are the same as those of the Acquiring Fund. The principal investment strategies of the Target Fund are generally similar to those of the Acquiring Fund. There are certain differences, however, in the Funds’ principal investment strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this combined Information Statement and Prospectus (the “Information Statement/Prospectus”).

This Information Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated December 28, 2010, relating to this Information Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Information Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling 1-877-721-1926.

For more information regarding the Funds, see the Funds’ current prospectuses (the “Prospectuses”) and statements of additional information (the “Fund SAIs”) filed with the SEC on the dates as listed in Appendix A. The Target Fund Prospectus and Fund SAI information are incorporated into this Information Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the annual report for the fiscal year ended January 31, 2010 are incorporated herein by reference. The unaudited financial statements for the Target Fund contained in the semi-annual report for the period ended July 31, 2010 are incorporated herein by reference. You may receive without charge a copy of the Prospectus, Fund SAI, and annual and semi-annual report for each Fund by calling 1-877-721-1926, or by writing the Funds at the address listed above.

The financial highlights for the Acquiring Fund contained in the semi-annual report to shareholders for the fiscal period ended July 31, 2010 are attached to this Information Statement/Prospectus as Appendix C. In addition, you can copy and review this Information Statement/Prospectus and the complete filing on Form N-14 containing the Information Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) pertaining to the Reorganization accompanies this Information Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

I

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Information Statement/Prospectus as Appendix B.

Reorganization

At meetings held on November 3-4, 2010, the Board of Trustees (the “Board”) of the Legg Mason Partners Equity Trust, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund (collectively the “Reorganization”).

The Reorganization Agreement is not subject to approval by the shareholders of the Acquired Fund. The Reorganization is scheduled to be effective as of the close of business on April 21, 2011, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization of the Target Fund, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. Class A, Class B and Class C shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund. See “Information about the Reorganization” below. For more information about the classes of shares offered by the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Reorganization—Reasons for the Reorganization and Board Considerations,” the Board, including all of the Independent Board Members, has concluded that participation in the Reorganization of the Target Fund is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board has also approved the Reorganization on behalf of the Acquiring Fund.

As a condition to the closing of the Reorganization, each party to the Reorganization Agreement (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA”)), must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Reorganization—Federal Income Tax Consequences,” it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Reorganization—Federal Income Tax Consequences” below.

It is expected that the Target Fund will sell portfolio assets in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any net capital gains recognized on these sales, after the application of any available capital loss carryovers, will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the Target Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. In addition, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. It is not anticipated that any transaction costs will be incurred in repositioning the Target Fund’s portfolio in connection with the Reorganization, but if there are transaction costs, they will be borne by the Acquiring Fund after the Reorganization.

Certain Defined Terms Used in this Information Statement/Prospectus

The Target Fund and the Acquiring Fund are each series of a Maryland statutory trust. For ease of reference and clarity of presentation, shares of beneficial interest of the Acquiring Fund and Target Fund are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “shareholders” and the Board of Trustees overseeing the Acquiring Fund and the Target Fund is referred to herein as the “Board.”

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their principal investment strategies and management, appear below in this Information Statement/Prospectus. The investment objective and principal investment strategies of the Acquiring Fund will apply to the combined Fund following the Reorganization. More information can be found in each Fund’s Prospectus and Fund SAI.

Each Fund seeks capital appreciation as its investment objective.

Each Fund is a fund of funds—it invests in other mutual funds. Each Fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. Each Fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). Each Fund seeks to maintains a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) but may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends. The underlying funds in which each Fund may invest have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history. Both Funds may invest in the same underlying funds and in most instances up to the same percentages of assets in those funds. There are, however, some differences in the percentages of assets that may be invested in certain underlying funds. Each Fund is non-diversified. For more information on the Acquiring Fund’s investment strategies, investments and risks and the investment strategies, investments and risks of the underlying funds, please see Appendix F.

There is one significant difference between the Funds:

	Target Fund		Acquiring Fund
Target Allocations and Target Ranges	The Fund seeks to maintain a Target Allocation of 100% in underlying funds that invest principally in equity securities. However, there may be times when the portfolio managers choose to invest up to 10% in underlying funds that invest principally in fixed income securities.		The Fund seeks to maintain a Target Allocation of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities.

	Target Allocation		Target Allocation
	Equity Funds	100%	Equity Funds	85%
	Fixed Income Funds	0%	Fixed Income Funds	15%

	Target Range		Target Range
	Equity Funds	90-100%	Equity Funds	80-100%
	Fixed Income Funds	0-10%	Fixed Income Funds	0-20%

Effect on Expenses

This section summarizes the effect of the Reorganization on the fees and expenses of the Target Fund.

Class A, Class B and Class C shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund.

As a result of the Reorganization, total gross annual fund operating expenses (before forgone fees and/or expense reimbursements, as applicable, and including the expenses of the underlying funds) for the Target Fund are expected to decrease as follows: for Class A shares from 1.82% to 1.59%, for Class B shares from 2.90% to 2.45%, and for Class C shares from 2.18% to 1.99%. Total net annual operating expenses (after forgone fees and/or expense reimbursements, as applicable, and including the expenses of underlying funds) for the Target Fund are expected to decrease as follows: for Class A shares from 1.61% to 1.59% and for Class B shares from 2.36% to 2.34%.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of Class A, Class B and Class C shares of the Target Fund as well as the Acquiring Fund, which are taken from each Fund’s current prospectus, dated as of May 31, 2010. The tables also show the estimated fees and expenses of the Class A, Class B and Class C shares of the combined Fund, on a pro forma basis. The fees and expenses shown in the tables below are taken from the current prospectus of each Fund, but the amounts shown under “Fees forgone and expenses reimbursed” and “Net total annual fund operating expenses” reflect the application of expense caps that were approved by the Trust’s Board at its meeting on November 3-4, 2010. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined Fund. The actual fees and expenses of the Funds and the combined Fund as of the Closing Date may differ from those reflected in the tables below.

Class A Shares

	Pre-Reorganization
	Legg Mason Lifestyle Allocation 100%		Legg Mason Lifestyle Allocation 85%		Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund
	Class A*		Class A*		Class A*
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75		5.75		5.75
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none		Generally, none		Generally, none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management Fees	None		None		None
Distribution and/or Service (12b-1) Fees	0.25		0.25		0.25
Other Expenses	0.76		0.54		0.55
Acquired Fund Fees and Expenses (fees and expenses of underlying funds)	0.81		0.79		0.79

Total Annual Fund Operating Expenses	1.82	(a)	1.58	(a)	1.59
Fees Forgone and/or Expenses Reimbursed	(0.21	)(b)	N/A	(b)	N/A	(b)

Total Annual Fund Operating Expenses After Forgoing Fees and/or Reimbursing Expenses	1.61	(b)	N/A	(b)	N/A	(b)

*	Holders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund.

(a)

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Funds’ Prospectuses and in the Funds’ shareholder reports because the ratios in the financial highlights tables reflect the Funds’ operating expenses and do not include acquired fund fees and expenses.

(b)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the total annual operating expenses are not expected to exceed 0.80%. This arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in Class A shares of the Target Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that: you invest $10,000 for the periods shown, your investment has a 5% return each year, you reinvest all distributions and dividends, each Fund’s operating expenses remain the same and the fees and expenses of the underlying Legg Mason-affiliated funds are reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Lifestyle Allocation 100%—Class A	$729	$1,095	$1,485	$2,572
Legg Mason Lifestyle Allocation 85%—Class A	$726	$1,045	$1,386	$2,345
Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund—Class A	$727	$1,048	$1,391	$2,355

Class B Shares

	Legg Mason Lifestyle Allocation 100%		Legg Mason Lifestyle Allocation 85%		Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund
	Class B*		Class B*		Class B*
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	5.00		5.00		5.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management Fees	None		None		None
Distribution and/or Service (12b-1) Fees	1.00		1.00		1.00
Other Expenses	1.09		0.62		0.66
Acquired Fund Fees and Expenses (fees and expenses of underlying funds)	0.81		0.79		0.79

Total Annual Fund Operating Expenses	2.90	(a)	2.41	(a)	2.45
Fees Forgone and/or Expenses Reimbursed	(0.54	)(b)	(0.07	)(b)	(0.11	)(b)

Total Annual Fund Operating Expenses After Forgoing Fees and/or Reimbursing Expenses	2.36	(b)	2.34	(b)	2.34	(b)

*	Holders of Class B shares of the Target Fund will receive Class B shares of the Acquiring Fund.

(a)

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Funds’ Prospectuses and in the Funds’ shareholder reports because the ratios in the financial highlights tables reflect the Funds’ operating expenses and do not include acquired fund fees and expenses.

(b)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the total annual operating expenses are not expected to exceed 1.55%. This arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in Class B shares of the Target Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that: you invest $10,000 for the periods shown, your investment has a 5% return each year, you reinvest all distributions and dividends, each Fund’s operating expenses remain the same and the fees and expenses of the underlying Legg Mason-affiliated funds are reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Lifestyle Allocation 100%—Class B	$739	$1,147	$1,581	$2,928
Legg Mason Lifestyle Allocation 85%—Class B	$737	$1,045	$1,380	$2,536
Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund—Class B	$737	$1,053	$1,396	$2,566

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Lifestyle Allocation 100%—Class B	$239	$847	$1,481	$2,928
Legg Mason Lifestyle Allocation 85%—Class B	$237	$745	$1,280	$2,536
Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund—Class B	$237	$753	$1,296	$2,566

Class C Shares

	Pre-Reorganization
	Legg Mason Lifestyle Allocation 100%		Legg Mason Lifestyle Allocation 85%		Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund
	Class C*		Class C*		Class C*
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00		1.00		1.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management Fees	None		None		None
Distribution and/or Service (12b-1) Fees	1.00		1.00		1.00
Other Expenses	0.37		0.20		0.20
Acquired Fund Fees and Expenses (fees and expenses of underlying funds)	0.81		0.79		0.79

Total Annual Fund Operating Expenses	2.18	(a)	1.99	(a)	1.99
Fees Forgone and/or Expenses Reimbursed	N/A	(b)	N/A	(b)	N/A	(b)

Total Annual Fund Operating Expenses After Forgoing Fees and/or Reimbursing Expenses	N/A	(b)	N/A	(b)	N/A	(b)

*	Holders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund.

(a)

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Funds’ Prospectuses and in the Funds’ shareholder reports because the ratios in the financial highlights tables reflect the Funds’ operating expenses and do not include acquired fund fees and expenses.

(b)

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the total annual operating expenses are not expected to exceed 1.55%. This arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

The following examples help you compare the costs of investing in Class C shares of the Target Fund, the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that: you invest $10,000 for the periods shown, your investment has a 5% return each year, you reinvest all distributions and dividends, each

Fund’s operating expenses remain the same and the fees and expenses of the underlying Legg Mason-affiliated funds are reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Lifestyle Allocation 100%—Class C	$321	$682	$1,169	$2,513
Legg Mason Lifestyle Allocation 85%—Class C	$302	$624	$1,072	$2,316
Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund—Class C	$302	$624	$1,072	$2,316

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Lifestyle Allocation 100%—Class C	$221	$682	$1,169	$2,513
Legg Mason Lifestyle Allocation 85%—Class C	$202	$624	$1,072	$2,316
Legg Mason Lifestyle Allocation 85% Pro Forma Combined Fund—Class C	$202	$624	$1,072	$2,316

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or contingent deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

The exchange privileges that shareholders of the Target Fund currently have with the other funds distributed by Legg Mason Investor Services, LLC (“LMIS” or the “distributor”) will not change.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds. The Prospectuses (as supplemented from time to time) are dated as follows:

Target Fund	Prospectus Dated
Legg Mason Lifestyle Allocation 100%	May 31, 2010

Acquiring Fund	Prospectus Dated
Legg Mason Lifestyle Allocation 85%	May 31, 2010

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined Fund following the Reorganization with the Target Fund.

Investment Objective

Each Fund seeks capital appreciation.

Primary Investment Policies and Strategies

Each Fund is a fund of funds—it invests in other mutual funds. Each Fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. Each Fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). Each Fund seeks to maintains a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) but may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends. The underlying funds in which each Fund may invest have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history. Both Funds may invest in the same underlying funds and in most instances in the same percentage of assets in those funds. There are, however, some differences in the percentages of assets that may be invested in certain underlying funds. Each Fund is non-diversified. For more information on the Acquiring Fund’s investment strategies, investments and risks and the investment strategies, investments and risks of the underlying funds, please see Appendix F.

There is one significant difference between the Funds:

	Target Fund		Acquiring Fund
Target Allocations and Target Ranges	The Fund seeks to maintain a Target Allocation of 100% in underlying funds that invest principally in equity securities. However, there may be times when the portfolio managers choose to invest up to 10% in underlying funds that invest principally in fixed income securities.		The Fund seeks to maintain a Target Allocation of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities.

	Target Allocation		Target Allocation
	Equity Funds	100%	Equity Funds	85%
	Fixed Income Funds	0%	Fixed Income Funds	15%

	Target Range		Target Range
	Equity Funds	90-100%	Equity Funds	80-100%
	Fixed Income Funds	0-10%	Fixed Income Funds	0-20%

	Target Fund		Acquiring Fund
Underlying Funds and Target Ranges (Underlying funds for which the Target Ranges differ between the Funds are underlined)	Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-30%	Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-30%
	Legg Mason Capital Management American Leading Companies Trust	0-20%	Legg Mason Capital Management American Leading Companies Trust	0-20%

	Legg Mason Capital Management Growth Trust, Inc.	0-20%	Legg Mason Capital Management Growth Trust, Inc.	0-20%

	Legg Mason Capital Management Opportunity Trust	0-20%	Legg Mason Capital Management Opportunity Trust	0-20%

	Legg Mason ClearBridge Aggressive Growth Fund	0-20%	Legg Mason ClearBridge Aggressive Growth Fund	0-20%

	Legg Mason ClearBridge Appreciation Fund	0-20%	Legg Mason ClearBridge Appreciation Fund	0-20%

	Legg Mason ClearBridge Capital Fund	0-20%	Legg Mason ClearBridge Capital Fund	0-20%

	Legg Mason ClearBridge Equity Income Builder Fund	0-20%	Legg Mason ClearBridge Equity Income Builder Fund	0-20%

	Legg Mason ClearBridge Fundamental All Cap Value Fund	0-20%	Legg Mason ClearBridge Fundamental All Cap Value Fund	0-20%

	Legg Mason ClearBridge Large Cap Growth Fund	0-20%	Legg Mason ClearBridge Large Cap Growth Fund	0-20%

	Legg Mason ClearBridge Large Cap Value Fund	0-20%	Legg Mason ClearBridge Large Cap Value Fund	0-20%

	Legg Mason Capital Management Value Trust, Inc.	0-20%	Legg Mason Capital Management Value Trust, Inc.	0-20%

	Legg Mason Batterymarch International Equity Trust	0-15%	Legg Mason Batterymarch International Equity Trust	0-15%

	Legg Mason Global Currents International All Cap Opportunity Fund	0-15%	Legg Mason Global Currents International All Cap Opportunity Fund	0-15%

	Legg Mason ClearBridge Mid Cap Core Fund	0-15%	Legg Mason ClearBridge Mid Cap Core Fund	0-15%

	Legg Mason ClearBridge Small Cap Growth Fund	0-15%	Legg Mason ClearBridge Small Cap Growth Fund	0-15%

	Legg Mason ClearBridge Small Cap Value Fund	0-15%	Legg Mason ClearBridge Small Cap Value Fund	0-15%

	Legg Mason Capital Management Special Investment Trust, Inc.	0-15%	Legg Mason Capital Management Special Investment Trust, Inc.	0-15%

	Royce Special Equity Fund	0-10%	Royce Special Equity Fund	0-15%

	Royce Total Return Fund	0-15%	Royce Total Return Fund	0-15%

	Royce Value Fund	0-15%	Royce Value Fund	0-15%

	Legg Mason Batterymarch Emerging Markets Trust	0-10%	Legg Mason Batterymarch Emerging Markets Trust	0-10%

Target Fund		Acquiring Fund
Legg Mason Esemplia Emerging Markets Equity Fund	0-10%	Legg Mason Esemplia Emerging Markets Equity Fund	0-10%

Legg Mason BW International Opportunities Bond Fund	0-10%	Legg Mason BW International Opportunities Bond Fund	0-15%

Legg Mason Strategic Real Return Fund	0-15%	Legg Mason Strategic Real Return Fund	0-10%

Western Asset Absolute Return Portfolio	0-10%	Western Asset Absolute Return Portfolio	0-15%

Western Asset Core Plus Bond Portfolio	0-10%	Western Asset Core Plus Bond Portfolio	0-15%

Western Asset High Yield Portfolio	0-10%	Western Asset High Yield Portfolio	0-10%

Western Asset Inflation Indexed Plus Bond Portfolio	0-10%	Western Asset Inflation Indexed Plus Bond Portfolio	0-20%

Risk Factors

Because the Funds have the same investment objective and principal investment policies, and similar principal investment strategies, the Funds have many of the same risks. The Acquiring Fund is subject to an additional risk that is noted below. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in either of the Funds:

•

Affiliated funds risk. The Fund’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the Fund may invest in certain underlying funds for which the Fund’s subadviser serves as adviser. It is possible that a conflict of interest among the Fund and the underlying funds could affect how the Fund’s manager and subadviser fulfill their fiduciary duties to the Fund and the underlying funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those funds for which it serves as adviser. However, the Fund’s Board believes the Fund has been structured to mitigate these concerns.

•

Allocation risk. The Fund’s ability to achieve its investment objective depends upon the portfolio managers’ skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

•

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the Fund’s assets invested in various underlying funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

•

Credit risk. If an obligor (such as the issuer or party offering credit enhancement) for a security held by the Fund or a counterparty to a financial contract with the Fund fails to pay principal and interest when due, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The Fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

•

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the Fund. Even a small investment in derivative contracts can have a significant impact on the Fund’s stock market, or interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the Fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

•

Foreign investments risk. The Fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the Fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce the Fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries. Emerging markets securities are often particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In a changing and developing market, a portfolio manager may have difficulty selling the Fund’s portfolio securities in acceptable amounts or at acceptable prices.

•

Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such underlying fund at a time that is unfavorable to the Fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

•

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value stocks may remain undervalued.

Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

•	Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

•

Non-diversification risk. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

•

Risk of increase in expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•

Stock market and interest rate risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Valuation risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

Because of its higher exposure to fixed income funds, the Acquiring Fund characterizes the following as an additional principal risk:

•

High yield or “junk bond” risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects the Fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality; or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment strategies, manager, subadviser and portfolio managers of the Target Fund and the Acquiring Fund.

	Legg Mason Lifestyle Allocation 100% (Target Fund)		Legg Mason Lifestyle Allocation 85% (Acquiring Fund)
Investment Objective	The Fund seeks capital appreciation.		The Fund seeks capital appreciation.

Principal Investment Strategies	The Fund is a fund of funds—it invests in other mutual funds. The Fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.		The Fund is a fund of funds—it invests in other mutual funds. The Fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

	The Fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The Fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 100% in underlying funds that invest principally in equity securities. However, there may be times when the portfolio managers choose to invest up to 10% in underlying funds that invest principally in fixed income securities. The Fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.		The Fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The Fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The Fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

	Target Allocation		Target Allocation
	Equity Funds	100%	Equity Funds	85%
	Fixed Income Funds	0%	Fixed Income Funds	15%

	Legg Mason Lifestyle Allocation 100% (Target Fund)		Legg Mason Lifestyle Allocation 85% (Acquiring Fund)
	Target Range		Target Range
	Equity Funds	90-100%	Equity Funds	80-100%
	Fixed Income Funds	0-10%	Fixed Income Funds	0-20%

	The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.		The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

Investment Manager/Subadviser	Legg Mason Partners Fund Advisor LLC/Legg Mason Global Asset Allocation, LLC		Legg Mason Partners Fund Advisor LLC/Legg Mason Global Asset Allocation, LLC

Portfolio Managers	Steven Bleiberg/Andrew Purdy		Steven Bleiberg/Andrew Purdy

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes some of the classes of shares that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Acquiring Fund values its securities and the Fund’s policies on frequent trading of Fund shares.

The Acquiring Fund offers seven classes of shares: Class A, Class B, Class C, Class FI, Class R, Class R1 and Class I. Class FI, Class R, Class R1 and Class I shares are not offered in connection with the Reorganization.

Choosing a Class of Shares to Buy

Individual investors can generally invest in Class A, Class B and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors—Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

	Class A	Class B	Class C
General	1,000/50	1,000/50	1,000/50
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50
IRAs	250/50	250/50	250/50
SIMPLE IRAs	None/None	None/None	None/None
Systematic Investment Plans	50/50	50/50	50/50
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A
Retirement Plans with omnibus accounts held on the books of the Fund	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone (1-877-721-1926) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Comparing the Fund’s Classes

The following table compares key features of the Fund’s classes. You should review the fee table and example at the front of the Fund’s Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor

Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Sales Charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege—allows you to combine the current value of Class A shares of the Fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent—allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, or call the Fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the Fund SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Class B shares

You buy Class B shares at net asset value with no initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	5	4	3	2	1	0

LMIS, the Fund’s distributor, generally will pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell. LMIS will retain the contingent deferred sales charges. The Fund pays annual distribution and/or service fees of up to 1.00% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

More about Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors and click on the name of the Fund.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Fund can generally choose among five classes of shares, one of which is being offered through this Information Statement/Prospectus: Class C shares.

Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Class C shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available.

Other Retirement Plans

Other Retirement Plan investors can generally invest in Class A, Class B and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares, one of which is being offered through this Information Statement/Prospectus: Class A shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class A, Class B and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Class A and Class B—Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the Fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of the Fund through an omnibus account

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the Fund SAI for more details.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying Shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the Fund

Investors should call the Fund at 1-877-721-1926 to open an account and make arrangements to buy shares. For initial purchases, complete and send your account application to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the Fund or consult the Fund SAI.

Exchanging Shares

Generally	You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the Fund, call the Fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the Fund will provide information about the funds offered in your state

•   Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange.

•   Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•   The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Redeeming Shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call the Fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

Other Things to Know about Transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The Fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the Fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the Fund’s other exchange and redemption procedures described above under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the Fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Balances/Mandatory Redemptions

The Fund reserves the right to ask you to bring your account up to a minimum investment amount as determined by your Service Agent if the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the Fund or consult the Acquiring Fund’s SAI.

Frequent Trading of Fund Shares

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund, increase fund transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the Fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the Fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may result in frequent trading of Fund shares.

Under the Fund’s policies and procedures, the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the Fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The Fund has also adopted policies and procedures to prevent the selective release of information about the Fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the Fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The Fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share Certificates

The Fund does not issue share certificates. If you currently hold share certificates of the Fund, the certificates will continue to be honored. If you would like to return your share certificates to the Fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Dividends, Distributions and Taxes

Dividends and distributions

The Fund generally pays dividends annually and makes capital gain distributions, if any, typically once or twice a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. Long-term capital gain distributions and dividends are reinvested in additional Fund shares of the same class that you hold.

You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the Fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the Fund, you may instruct the Fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the Fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the Fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the funds through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.

The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal tax status
Redemptions or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income, potentially taxable for individuals at long-term capital gains rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Maximum ordinary income tax rates are currently 35% but are scheduled to rise to 39.6% for taxable years beginning on or after January 1, 2013. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Maximum long-term capital gain income tax rates, currently at 15%, are scheduled to rise to 20% for taxable years beginning on or after January 1, 2013. In addition, beginning in 2013, an additional 3.8% Medicare tax will apply to all net investment income including dividends, interest and net capital gain, for individuals exceeding certain income thresholds. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, for taxable years beginning before January 1, 2013, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

A dividend declared by the Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

Share Price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The Fund calculates its net asset value every day the NYSE is open. The Fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the Fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the Fund SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A Fund that uses fair value methodologies may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix B to this Information Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, (2) the distribution of Class A, Class B and Class C shares of the Acquiring Fund to the shareholders of the Target Fund in redemption of the Target Fund shares and (3) the termination of the Target Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on April 21, 2011, or on such later date as the parties may agree (“Closing Date”).

Shareholders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund, shareholders of Class B shares of the Target Fund will receive Class B shares of the Acquiring Fund, and shareholders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by the Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of regularly scheduled trading on the NYSE on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Target Fund in the Reorganization, and will terminate. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of the Target Fund will thereafter be redeemed and any share certificates representing shares of the Target Fund will be null and void.

After such distribution, the Target Fund will take all necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board of the Target Fund or the Acquiring Fund, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirement that the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund, provided, however, that no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders.

Description of the Acquiring Fund’s Shares

Class A, Class B and Class C shareholders of the Target Fund will receive Class A, Class B and Class C shares of the Acquiring Fund, respectively. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The Reorganization was presented to the Target Fund’s Board for consideration at a Board meeting held on November 3-4, 2010, and was approved at that meeting. Following extensive discussions of the advantages and disadvantages to the Target Fund, based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Board Members, determined that: (1) participation in the Reorganization is in the best interests of the Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Board considered a number of factors prior to approving the Reorganization, including the following:

•	the recommendations of LMPFA with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the benefits to shareholders of the Target Fund expected to result from the Reorganization;

•	that LMPFA will reimburse the Target Fund for half of the costs and expenses allocated to it in connection with the Reorganization;

•	the relative performance histories of the two Funds;

•	the annual fund operating expenses and shareholder fees and services that Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

•	the fact that the Target Fund has failed to gain significant assets since its launch in 2006;

•	the fact that the Reorganization would constitute a tax-free reorganization; and

•	the similarities and differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and the Target Fund.

The Board considered the benefits to Legg Mason. If the Reorganization is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. To the extent that the Reorganization helps to streamline the fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

The proposed Reorganization was presented to the Board, on behalf of the Acquiring Fund, for consideration at a Board meeting held on November 3 - 4, 2010. The Board, on behalf of the Acquiring Fund, including all of the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of the Acquiring Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquiring Fund’s shareholders.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization Agreement (other than LMPFA) of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of shares of the Acquiring Fund and the termination of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, or upon the distribution by the Target Fund to the Target Fund’s shareholders of shares of the Acquiring Fund in liquidation of Target Fund except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund;

(iii) Shareholders of the Target Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(vii) The basis of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such asset in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(viii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the period during which such asset was held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund).

The opinion will not express an opinion as to the tax effects to the Target Fund, the Acquiring Fund or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization.

While neither of the Funds is aware of any adverse state or local tax consequences of the Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Immediately prior to its Reorganization, the Target Fund will pay a dividend or dividends, which together with all previous dividends are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Target Fund’s shareholders.

Information Regarding Tax Capital Loss Carryovers

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years, and, for net capital losses realized during taxable years beginning after December 22, 2010, for an unlimited number of taxable years. The Funds are presently entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below. The Reorganization will cause the taxable year of the Target Fund to close, which will accelerate the schedule for expiration of its capital loss carryovers, and could also result in a net capital loss for the taxable year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the Acquiring Fund’s abilities to use carryovers of the Target Fund and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if, as expected, the shareholders of the Target Fund own less than 50% of the Acquiring Fund immediately after the Reorganization, and will be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be limited, under Section 384 of the Code, from using the Target Fund’s capital loss carryovers and unrealized losses within five years following the Reorganization.

As of the date of this Information Statement/Prospectus, the sum of the current capital loss carryovers realized during taxable years beginning on or before December 22, 2010, and unrealized losses exceeds the product of the long-term tax-exempt rate and the net asset value of the Target Fund. No assurance can be given as to the net asset value of the Target Fund or the long-term tax-exempt rate that will be in effect at the time of the Reorganization. Even if the Acquiring Fund were able to fully utilize the capital loss carryovers and unrealized losses of the Target Fund, the tax benefit resulting from those losses would be shared by both the Target Fund and Acquiring Fund shareholders following the Reorganization. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

As of their prior fiscal year ends, the Funds had the following unused capital loss carryovers:

	Target Fund		Acquiring Fund
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(4,302,576)	01/31/2017	$(10,701,540)	01/31/2018
	(920,427)	01/31/2018	—

Total	$(5,223,003)		$(10,701,540)

Target Fund

The Reorganization would impact the use of the Target Fund’s capital loss carryovers, all of which at the current time are subject to the eight taxable year expiration referred to above, in the following manner: (1) the expiration date of the carryovers would move up one year; for example, the carryovers due to expire on January 31, 2018 would expire on January 31, 2017; (2) the carryovers would benefit the shareholders of the combined Fund, rather than only the shareholders of the Target Fund; (3) the amount of the carryovers that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Target Fund at the time of Reorganization (approximately $3,000,000 per year based on data as of August 31, 2010); and (4) any losses recognized after the Reorganization that are attributable to depreciation in the Target Fund’s portfolio at the time of the Reorganization are subject to these same limitations.

Acquiring Fund

The Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

Information Applicable to Both Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately April 21, 2011. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either or both of the Funds expiring unused.

TERMINATION OF THE TARGET FUND

If the Reorganization of the Target Fund is effected, the Target Fund will be terminated.

PORTFOLIO SECURITIES

If the Reorganization is effected, it is anticipated that holdings representing approximately 14% of the investment portfolio of the Target Fund (measured as of September 22, 2010) will be sold subsequent to, and in connection with, the Reorganization. It is also anticipated that no transaction costs will be incurred in connection with the disposition of the Target Fund securities and the reinvestment of the proceeds. As of the date hereof, the Acquiring Fund is not expected to recognize any capital gains in excess of any capital loss carryover in connection with the repositioning of the Target Fund’s portfolio.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Subadviser

LMPFA is the Acquiring Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. As of September 30, 2010, LMPFA’s total assets under management were approximately $188.6 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of the Acquiring Fund. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of September 30, 2010, LMGAA’s total assets under management were approximately $4.8 billion.

LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $673.5 billion.

The Acquiring Fund does not pay a management fee.

Information about the factors considered by the Board of the Acquiring Fund in approving the investment management agreement with LMPFA and the sub-advisory agreement with LMGAA is contained in the Annual Report for the Acquiring Fund for the fiscal year ended January 31, 2010.

Certain Legal Proceedings

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”) and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, and against CAM, SBAM and SBFM, as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Defendant Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

The foregoing speaks only as of the date of this Information Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

LMGAA utilizes a team headed by Steven Bleiberg to manage the assets of the Fund. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. Mr. Bleiberg has been a portfolio manager of the Fund since 2003. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC.

Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy has been a portfolio manager of the Fund since 2001. Mr. Purdy has 14 years of industry experience.

The Fund SAI for the Acquiring Fund provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers. Information about the portfolio managers of the Acquiring Fund is listed below. The Fund SAI for the Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization. However, the increase in assets of the Acquiring Fund is expected to be offset by the concomitant loss of the Target Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Target Fund.

Information about the Target Fund and the Acquiring Fund is included in the Funds’ Prospectuses, Fund SAIs and annual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Fund at 1-877-721-1926, by writing to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504 or by visiting the funds’ website at www.leggmason.com/individualinvestors.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and the Trust’s Declaration of Trust and Bylaws with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of the Target Fund and the Acquiring Fund is January 31, 2010.

The financial highlights of the Acquiring Fund contained in Appendix C have been derived, in part, from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm. The financial highlights of the Acquiring Fund contained in Appendix C for the six-month period ended July 31, 2010 are unaudited.

Historical performance of each Fund is detailed in Appendix D of this Information Statement/Prospectus.

Distribution Arrangements

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor.

The Acquiring Fund has adopted a shareholder services and distribution plan for its Class A, Class B and Class C shares. Under the plan, the Acquiring Fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class B shares; and up to 1.00% for Class C shares. Distribution and/or service fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee tables contained in this Information Statement/Prospectus. The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the Acquiring Fund on which fees are being charged.

Form of Organization

Each Fund is a series of the Trust, a Maryland statutory trust.

Capitalization

The following table set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Legg Mason Lifestyle Allocation 100% and

Legg Mason Lifestyle Allocation 85%

As of October 31, 2010 (Unaudited)

	Legg Mason Lifestyle Allocation 100%	Legg Mason Lifestyle Allocation 85%	Pro Forma Adjustments		Pro Forma Legg Mason Lifestyle Allocation 85% Combined Fund
Class A:
Net Assets	$65,029,740	$461,703,882	$(40,822	)(a)	$526,692,800
Shares Outstanding	7,259,744	37,487,580	(1,983,095	)(b)	42,764,229
Net Asset Value Per Share	$8.96	$12.32			$12.32

Class B:
Net Assets	$16,369,259	$85,221,786	$(10,275	)(a)	$101,580,770
Shares Outstanding	1,850,507	7,326,278	(444,138	)(b)	8,732,647
Net Asset Value Per Share	$8.85	$11.63			$11.63

Class C:
Net Assets	$4,225,960	$12,650,770	$(2,653	)(a)	$16,874,077
Shares Outstanding	475,976	1,070,863	(118,479	)(b)	1,428,360
Net Asset Value Per Share	$8.88	$11.81			$11.81

(a)	Reflects adjustment for estimated reorganization costs of $53,750.

(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.

Dividends and Distributions

Each Fund generally pays dividends annually and makes capital gain distributions, if any, typically once or twice a year. Each Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. Long-term capital gain distributions and dividends are reinvested in additional Fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the Fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with a Fund, you may instruct the Fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Legg Mason at least three days before the next distribution is to be paid.

Please contact your Service Agent or Legg Mason to discuss what options are available to you for receiving your dividends and distributions.

Shareholder Communications with the Board

A shareholder who wants to communicate with the Board or any individual Board member should write to his or her Fund to the attention of Robert I. Frenkel, Secretary, 100 First Stamford Place, Stamford, Connecticut 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Outstanding Shares

To the knowledge of the Funds, as of December 15, 2010, except as set forth in Appendix E, no person owned beneficially or of record 5% or more of such Fund’s outstanding shares.

To the knowledge of the Funds, as of December 15, 2010, less than 1% of the outstanding shares of each of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund.

INDEX OF APPENDICES

Appendix A: Dates of Prospectuses, Fund SAIs and Shareholder Reports

Appendix B: Form of Agreement and Plan of Reorganization

Appendix C: Financial Highlights of the Acquiring Fund

Appendix D: Historical Performance for Each Fund

Appendix E: 5% Shareholders of the Target Fund and Acquiring Fund

Appendix F: More on the Acquiring Fund’s Investment Strategies, Investments and Risks

APPENDIX A

Dates of Prospectuses, Fund Statements of

Additional Information and Shareholder Reports

Fund	Prospectus and Fund SAI Dated	Annual Reports	Semi-Annual Reports
Legg Mason Lifestyle Allocation 100%	May 31, 2010 (filed on May 26, 2010) (Accession number 0001193125-10-129304)	January 31, 2010 (filed on March 29, 2010) (Accession number 0001193125-10- 069757)	July 31, 2010 (filed on October 1, 2010) (Accession number 0001193125-10- 222129)

Legg Mason Lifestyle Allocation 85%	May 31, 2010 (filed on May 26, 2010) (Accession number 0001193125-10-129304)	January 31, 2010 (filed on March 29, 2010) (Accession number 0001193125-10- 069757)	July 31, 2010 (filed on October 1, 2010) (Accession number 0001193125-10- 222129)

A-1

APPENDIX B

Form of Agreement and Plan of Reorganization

Legg Mason Lifestyle Allocation 85% and Legg Mason Lifestyle Allocation 100%

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this             day of                     , by and among Legg Mason Partners Equity Trust, a Maryland statutory trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”), and on behalf of its series Legg Mason Lifestyle Allocation 100% (the “Target Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the subsequent redemption of the Target Fund Shares and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and the Target Fund pursuant to paragraph 10.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Target Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) redeem shares of the Target Fund and (c) terminate the Target Fund as a series of the Trust in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration of any dividends by the

Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2 The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Target Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be April 21, 2011, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct each of Boston Financial Data Services, Inc. and BNY Mellon Investment Servicing (US) Inc., in its capacity as a transfer agent for the Target Fund (each, a “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined information statement/prospectus (“Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(q) The Trust, on behalf of the Target Fund, has satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Charter to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Charter or the bylaws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this

Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Trust, on behalf of the Acquiring Fund, has satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7 The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.8 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9 The Trust shall not change the Charter, or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.10 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.4 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties (other than LMPFA) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357(a) of the Code, the Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, and the Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Target Fund except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund; (iii) under Section 354 of the Code, shareholders of the Target Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Target Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Target Fund will be the same as the aggregate basis of the Target Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder will include the holding period of Target Fund shares exchanged therefor, provided that the Target Fund shareholder held the Target Fund shares at the time of the Reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund). The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Target Fund and the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.4.

8.5 [Reserved.]

8.6 [Reserved.]

8.7 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or its officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay all of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund, except that any transaction costs associated with repositioning the Acquiring Fund’s portfolio in connection with the Reorganization will be borne by the Acquiring Fund after the Reorganization. The Target Fund and LMPFA will each pay 50% of the direct and indirect expenses and out-of-pocket expenses of the Reorganization incurred by the Target Fund (including the costs of printing and mailing the Prospectus, along with postage costs), except that any transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization will be borne by the Acquiring Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Target Fund, made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund and the Target Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Charter, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS EQUITY TRUST,

on behalf of its series Legg Mason Lifestyle Allocation 85%

By:
Name:
Title:

LEGG MASON PARTNERS EQUITY TRUST,

on behalf of its series Legg Mason Lifestyle Allocation 100%

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1

[None.]

SCHEDULE 4.2

[None.]

APPENDIX C

Financial Highlights of Legg Mason Lifestyle Allocation 85%

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request). The financial highlights for the six month period ended July 31, 2010 are unaudited.

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares[1]	2010[2]	2010	2009	2008[3]	2007[3]	2006[3]
Net Asset Value, Beginning of Period	$11.02	$8.26	$15.00	$16.52	$15.36	$13.80

Income (Loss) From Operations:
Net investment income (loss)[4]	(0.00)[5]	0.17	0.20	0.23	0.06	(0.00)[5]
Net Realized And Unrealized Gain (loss)	0.32	2.77	(5.57)	(0.89)	1.14	1.56

Total Income (loss) From Operations	0.32	2.94	(5.37)	(0.66)	1.20	1.56

Less Distributions From:
Net investment income	(0.00)[5]	(0.18)	(0.18)	(0.20)	(0.04)	—
Net realized gains	—	—	(1.19)	(0.66)	—	—

Total Distributions	(0.00)[5]	(0.18)	(1.37)	(0.86)	(0.04)	—

Net Asset Value, End of Period	$11.34	$11.02	$8.26	$15.00	$16.52	$15.36

Total Return[6]	2.93%	35.53%	(37.58)%	(4.41)%	7.82%	11.30%

Net Assets, End of Period (000s)	$430,092	$424,907	$317,256	$492,744	$491,940	$464,856

Ratios to Average Net Assets:
Gross expenses[7]	0.73%[8]	0.79%	0.79%	0.85%[9]	0.90%[10]	1.03%
Net expenses[7,12,13]	0.73 [8,11]	0.77 [14]	0.73 [14]	0.78 [9,14]	0.81 [10,14]	0.80 [14]
Net investment income (loss)[4]	(0.02)[8]	1.66	1.64	1.37	0.37	(0.01)

Portfolio Turnover Rate	10%	15%	41%	15%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended July 31, 2010 (unaudited).
[3]	For a share of capital stock outstanding prior to April 16, 2007.
[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.
[5]	Amount represents less than $0.01 per share.
[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.
[8]	Annualized.
[9]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.
[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.77%, respectively.

[11]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares would not exceed 0.80% until December 31, 2011.

[12]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.80% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[13]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[14]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares[1]	2010[2]	2010	2009	2008[3]	2007[3]	2006[3]
Net Asset Value, Beginning of Period	$10.44	$7.83	$14.32	$15.80	$14.76	$13.36

Income (Loss) From Operations:
Net investment income (loss)[4]	(0.04)	0.08	0.09	0.09	(0.06)	(0.11)
Net realized and unrealized gain (loss)	0.30	2.62	(5.28)	(0.82)	1.10	1.51
Proceeds from settlement of a regulatory matter	0.03	—	—	—	—	—

Total Income (Loss) From Operations	0.29	2.70	(5.19)	(0.73)	1.04	1.40

Less Distributions From:
Net investment income	(0.00)[5]	(0.09)	(0.11)	(0.09)	—	—
Net realized gains	—	—	(1.19)	(0.66)	—	—

Total Distributions	(0.00)[5]	(0.09)	(1.30)	(0.75)	—	—

Net Asset Value, End of Period	$10.73	$10.44	$7.83	$14.32	$15.80	$14.76

Total Return[6]	2.79%[7]	34.45%	(38.07)%	(5.06)%	7.05%	10.48%

Net Assets, End of Period (000s)	$81,198	$84,327	$70,232	$127,665	$159,423	$200,934

Ratios to Average Net Assets:
Gross expenses[8]	1.60%[9]	1.62%	1.63%	1.67%[10]	1.67%[11]	1.81%
Net expenses[8,13,14],15	1.55 [9,12]	1.51	1.52	1.51 [10]	1.53 [11]	1.55
Net investment income (loss)[4]	(0.83)[9]	0.87	0.79	0.55	(0.39)	(0.78)

Portfolio Turnover Rate	10%	15%	41%	15%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended July 31, 2010 (unaudited).
[3]	For a share of capital stock outstanding prior to April 16, 2007.
[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.
[5]	Amount represents less than $0.01 per share.
[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 2.50%.
[8]	Does not include expenses of the Underlying Funds in which the Fund invests.
[9]	Annualized.
[10]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.
[11]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.63% and 1.49%, respectively.

[12]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares would not exceed 1.55% until December 31, 2011.

[13]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[14]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[15]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class C Shares[1]	2010[2]	2010	2009	2008[3]	2007[3]	2006[3]
Net Asset Value, Beginning of Period	$10.55	$7.92	$14.46	$15.94	$14.87	$13.44

Income (loss) from operations:
Net investment income (loss)[4]	(0.03)	0.11	0.13	0.12	(0.03)	(0.08)
Net realized and unrealized gain (loss)	0.31	2.65	(5.34)	(0.82)	1.10	1.51
Proceeds from settlement of a regulatory matter	0.06	—	—	—	—	—

Total Income (Loss) From Operations	0.34	2.76	(5.21)	(0.70)	1.07	1.43

Less distributions from:
Net investment income	(0.00)[5]	(0.13)	(0.14)	(0.12)	—	—
Net realized gains	—	—	(1.19)	(0.66)	—	—

Total Distributions	(0.00)[5]	(0.13)	(1.33)	(0.78)	—	—

Net Asset Value, End of Period	$10.89	$10.55	$7.92	$14.46	$15.94	$14.87

Total Return[6]	3.24%[7]	34.84%	(37.85)%	(4.82)%	7.20%	10.64%

Net Assets, End of Period (000s)	$12,149	$12,733	$11,147	$23,879	$29,079	$36,142

Ratios to average net assets:
Gross expenses[8]	1.25%[9]	1.18%	1.15%	1.29%[10]	1.37%[11]	1.39%
Net expenses[8,13,14]	1.25 [9,12]	1.18	1.15	1.29 [10]	1.34 [11,15]	1.39
Net investment income (loss)[4]	(0.53)[9]	1.18	1.08	0.75	(0.19)	(0.61)

Portfolio turnover rate	10%	15%	41%	15%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended July 31, 2010 (unaudited).
[3]	For a share of capital stock outstanding prior to April 16, 2007.
[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets include short-term capital gain distributions from Underlying Funds.
[5]	Amount represents less than $0.01 per share.
[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 2.67%.
[8]	Does not include expenses of the Underlying Funds in which the Fund invests.
[9]	Annualized.
[10]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.
[11]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.30%, respectively.

[12]

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares would not exceed 1.55% until December 31, 2011.

[13]

As a result of a contractual expense limitation, which commenced on December 1, 2007, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.55% until at least May 31, 2010. Prior to December 1, 2007, this was a voluntary expense limitation.

[14]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[15]	Reflects fee waivers and/or expense reimbursements.

APPENDIX D

Historical Performance for Each Fund

Legg Mason Lifestyle Allocation 100%

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund also compares its performance to the Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index and a composite benchmark, which is a hypothetical representation of the performance of the Fund’s major asset classes, consisting of 55% Russell 1000 Index, 25% Russell 2000 Index and 20% MSCI EAFE Index. The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Class A Shares

Total returns (before taxes) (%)

During the periods shown in the bar chart:

	Quarter Ended	Total Return
Best quarter:	06/30/2009	18.70%
Worst quarter:	12/31/2008	(22.78)%

The year-to-date total return as of September 30, 2010 was 3.59%.

Average Annual Total Returns

For the periods ended December 31, 2009:

Average annual total returns (%)

	1 year	Since inception	Inception date
Class A
Return before taxes	22.64	(10.57)	12/29/2006
Return after taxes on distributions	22.30	(10.83)
Return after taxes on distributions and sale of fund shares	14.69	(8.88)

	1 year	Since inception	Inception date
Other Classes (Return before taxes only)
Class B	23.91	(10.03)	12/29/2006
Class C	28.22	(9.37)	12/29/2006
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	28.34	(5.42)
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78	(6.04)
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	28.98	(5.53)

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Lifestyle Allocation 85%

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of Class A, Class B and Class C shares of the Fund and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund also compares its performance to the Barclays Capital U.S. Aggregate Index (an index of fixed income securities) and a composite benchmark, which is a hypothetical representation of the performance of the Fund’s major asset classes, consisting of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield—2% Issuer Cap Index (an index where issuer exposure is limited to 2% of the market value of the Barclays Capital U.S. Corporate High Yield Index). The Fund makes updated performance information available at the Fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the Fund at 1-877-721-1926.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Class A Shares

Total returns (before taxes) (%)

During the periods shown in the bar chart:

	Quarter Ended	Total Return
Best quarter:	6/30/2009	18.86%
Worst quarter:	12/31/2008	(20.25)%

The year-to-date total return as of September 30, 2010 was 4.52%.

Average Annual Total Returns

For the periods ended December 31, 2009:

Average annual total returns (%)

	1 year	5 years	10 years
Class A
Return before taxes	24.00	(1.74)	(1.50)
Return after taxes on distributions	23.32	(2.51)	(2.23)
Return after taxes on distributions and sale of fund shares	15.59	(1.68)	(1.50)

Other Classes (Return before taxes only)
Class B	25.44	(1.48)	(1.50)
Class C	29.99	(1.05)	(1.48)
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)[1]	28.34	0.77	(0.20)
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	5.93	4.97	6.33
Composite Benchmark (reflects no deduction for fees, expenses or taxes)[1]	28.30	2.25	2.00

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

APPENDIX E

5% Shareholders of the Target Fund and Acquiring Fund

To the knowledge of the Funds, as of December 15, 2010, the following persons owned beneficially or of record 5% or more of such Fund’s outstanding shares:

Legg Mason Lifestyle Allocation 100%

Class	Name and Address of Shareholder	Percent Ownership
A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	8.37%

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	89.69%

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	95.93%

C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	72.12%

C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.68%

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.12%

C	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.97%

Legg Mason Lifestyle Allocation 85%

Class	Name and Address of Shareholder	Percent Ownership
A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	90.00%

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	92.94%

E-1

Class	Name and Address of Shareholder	Percent Ownership
C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	73.80%

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.43%

I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	80.23%

I	WILLIAM L SNYDER	14.34%

E-2

APPENDIX F

More on the Acquiring Fund’s Investment Strategies, Investments and Risks

The Fund is a fund of funds—it invests in other mutual funds. The Fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The underlying funds’ investment objectives and their principal investment strategies are described below under “Underlying funds.”

The Fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The Fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The Fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	85%
Fixed Income Funds	15%

Target Range
Equity Funds	80-100%
Fixed Income Funds	0-20%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

The Fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the Fund’s assets that may be invested in the underlying funds at any time. The Fund is not expected to be invested in all of the underlying funds at any time. The subadviser may change the Fund’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the Fund’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the Fund’s investment and a fixed income fund with respect to the remaining 50% of the Fund’s investment.

Underlying funds in which Lifestyle Allocation 85% may invest

Target Range
Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-30%
Legg Mason Capital Management American Leading Companies Trust	0-20%
Legg Mason Capital Management Growth Trust, Inc.	0-20%
Legg Mason Capital Management Opportunity Trust	0-20%
Legg Mason ClearBridge Aggressive Growth Fund	0-20%
Legg Mason ClearBridge Appreciation Fund	0-20%
Legg Mason ClearBridge Capital Fund	0-20%
Legg Mason ClearBridge Equity Income Builder Fund	0-20%
Legg Mason ClearBridge Fundamental All Cap Value Fund	0-20%
Legg Mason ClearBridge Large Cap Growth Fund	0-20%
Legg Mason ClearBridge Large Cap Value Fund	0-20%
Legg Mason Capital Management Value Trust, Inc.	0-20%

Target Range
Legg Mason Batterymarch International Equity Trust	0-15%
Legg Mason Global Currents International All Cap Opportunity Fund	0-15%
Legg Mason ClearBridge Mid Cap Core Fund	0-15%
Legg Mason ClearBridge Small Cap Growth Fund	0-15%
Legg Mason ClearBridge Small Cap Value Fund	0-15%
Legg Mason Capital Management Special Investment Trust, Inc.	0-15%
Royce Special Equity Fund	0-15%
Royce Total Return Fund	0-15%
Royce Value Fund	0-15%
Legg Mason Batterymarch Emerging Markets Trust	0-10%
Legg Mason Esemplia Emerging Markets Equity Fund	0-10%
Western Asset Inflation Indexed Plus Bond Portfolio	0-20%
Legg Mason BW International Opportunities Bond Fund	0-15%
Western Asset Absolute Return Portfolio	0-15%
Western Asset Core Plus Bond Portfolio	0-15%
Legg Mason Strategic Real Return Fund	0-10%
Western Asset High Yield Portfolio	0-10%

The Fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the Fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the Fund purchases Class IS shares if the underlying fund offers Class IS shares, or Class I shares. The Fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

The Fund’s investment objective and principal investment strategies may be changed by the Board without shareholder approval.

Underlying funds

The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the Acquiring Fund may invest. Each of the underlying funds is managed by the Fund’s investment manager or an affiliate of the Acquiring Fund’s investment manager. The investment manager for each of the Legg Mason Funds and Western Asset Funds is Legg Mason Partners Fund Advisor, LLC. The investment manager for each of the Royce Funds is Royce & Associates, LLC.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
U.S. Equity
Legg Mason Capital Management American Leading Companies Trust	0.91%	Seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500 Index. The adviser follows a value discipline in selecting securities, and therefore seeks to produce securities at large discounts to the adviser’s assessments of their intrinsic value. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard and Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

Legg Mason Capital Management Growth Trust, Inc.	0.85%	Seeks long-term growth of capital. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. Under normal circumstances, the adviser expects to invest in a limited number of companies. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities. The fund may invest in convertible securities.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
Legg Mason Capital Management Opportunity Trust	1.53%	Seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities. The fund may engage to a substantial degree in short sales of securities and other instruments. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.” Although the adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the fund, such securities may include investments rated below investment grade, commonly known as “junk” bonds, and unrated securities.

Legg Mason ClearBridge Aggressive Growth Fund	0.75%	Seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio managers believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium capitalization companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets in foreign securities. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Appreciation Fund	0.62%	Seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The fund may invest up to 20% of its net assets in the securities of foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Capital Fund	0.82%	Seeks capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium capitalization companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 35% of its assets in securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund may invest in fixed income securities, invest without limit in convertible debt securities and may also invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the portfolio managers. The fund also may invest up to 10% of its assets in distressed debt securities. The fund also may invest in derivatives and engage in short sales. The fund may borrow up to 15% of its total assets from banks.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
Legg Mason ClearBridge Equity Income Builder Fund	0.95%	The fund primarily seeks a high level of current income and secondarily seeks long-term capital appreciation. Normally, the fund will invest at least 80% of its net assets in equity securities or other investments with similar economic characteristics. A significant portion of the fund’s portfolio will consist of equity securities that pay dividends. The fund may invest up to 50% of its net assets in equity securities of foreign issuers. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multinational companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The fund may invest in issuers of any size. The fund may invest up to 20% of its assets in fixed income securities of any quality, including lower-rated, high-yielding debt securities. The fund may also invest in derivatives and engage in short sales.

Legg Mason ClearBridge Fundamental All Cap Value Fund	0.80%	Seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of its assets in securities of foreign issuers. The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Large Cap Growth Fund	0.92%	Seeks long-term capital growth. Normally, the fund invests at least 80% of the value of its net assets in equity securities of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may invest up to 10% of its assets in securities of foreign issuers directly or in the form of depositary receipts. The fund may engage in short sales.

Legg Mason ClearBridge Large Cap Value Fund	0.70%	Seeks long-term growth of capital. Current income is a secondary objective. Normally, the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations. Large capitalization companies are those companies with market capitalization similar to companies in the Russell 1000 Index. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may invest in various types of fixed-income securities, including from time to time up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. There is no limit on the amount of the fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed income securities in which the fund may invest may be distressed debt securities. The fund may engage in short sales and invest in derivatives.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
Legg Mason ClearBridge Mid Cap Core Fund	0.83%	Seeks long-term capital growth. Normally, the fund invests at least 80% of its net assets in equities of medium capitalization companies. Medium capitalization companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap® 400 Index or the Russell Midcap® Index, as determined from time to time. The fund may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The fund may invest up to 25% of its assets in securities of foreign issuers. While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. The fund may engage in short sales and invest in derivatives.

Legg Mason ClearBridge Small Cap Growth Fund	0.82%	Seeks long-term growth of capital. Normally, the fund invests at least 80% of its net assets in common stocks of small capitalization U.S. companies. For the purposes of this 80% policy, small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its net assets in equity securities of foreign issuers. The fund may also invest to a limited extent in debt obligations of foreign issuers either directly or through depositary receipts. The fund also may invest in derivatives and engage in short sales.

Legg Mason ClearBridge Small Cap Value Fund	1.02%	The fund seeks long-term capital growth. Normally, the fund invests at least 80% of its net assets in common stocks and other equity securities of small capitalization U.S. companies. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. The fund may invest up to 10% of its assets in foreign issuers. The fund also may invest in derivatives and engage in short sales.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	0.80%	Seeks long-term capital appreciation. Normally, the fund invests at least 80% of its net assets in U.S. equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund has exposure to growth and value equities of large capitalization companies. The fund will seek to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
Legg Mason Capital Management Special Investment Trust, Inc.	0.79%	Seeks capital appreciation. The fund invests primarily in equity securities and securities convertible into equity securities. While the fund may invest a portion of its assets in companies of any size, the adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range or in “special situations,” at the time of purchase. Market capitalization is not a factor when determining whether companies are involved in “special situations.” The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below investment grade (BBB/Baa), commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade.

Legg Mason Capital Management Value Trust, Inc.	0.76%	Seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade (BBB/Baa), commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade.

Royce Special Equity Fund	1.05%	Seeks long-term growth of capital. Normally, the fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in foreign securities. The fund invests primarily in the equity securities of small-cap and micro-cap companies, those with market capitalizations up to $2.5 billion. The portfolio manager applies an intensive value approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism.

Royce Total Return Fund	1.06%	Seeks both long-term growth of capital and current income. The fund invests primarily in dividend-paying securities of small-cap and micro-cap companies. Of the more than 4,400 small-cap and micro-cap companies, more than 1,000 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small-cap and micro-cap securities. Normally, the fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
Royce Value Fund	1.04%	Seeks long-term growth of capital. The fund invests primarily in the equity securities of small-cap and mid-cap companies with stock market capitalizations from $500 million to $5 billion, that the adviser believes are trading significantly below its estimate of their current worth. The fund generally invests in securities of companies that the adviser believes have excellent business strengths, high internal rates of return and low leverage. Normally, the fund invests at least 80% of its net assets in equity securities of such small-cap and/or mid-cap companies. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

International Equity
Legg Mason Batterymarch International Equity Trust	0.86%	Seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The fund may invest up to 35% of its total assets in securities of emerging market issuers. The fund may invest in debt securities to a limited extent. The fund also may invest in derivatives.

Legg Mason Global Currents International All Cap Opportunity Fund	0.99%	Seeks total return on its assets from growth of capital and income. Normally, the fund invests at least 80% of the value of its net assets in a diversified portfolio of equity securities of foreign companies and invests substantially all of its assets outside the United States. The fund may invest in equity securities of small, medium and large capitalization issuers. The fund may invest in equity securities of foreign companies either directly or through depositary receipts representing an interest in those securities. Under normal circumstances, the fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers, including up to 10% of the value of its net assets in debt securities rated below investment grade. The fund may invest in all types of debt securities of any maturity or credit quality. The fund also may invest in derivatives and engage in short sales “against the box.”

Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
Emerging Market Equity
Legg Mason Batterymarch Emerging Markets Trust	1.25%	Seeks long-term capital appreciation. The fund’s adviser, under normal circumstances, will invest substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers. The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund also may invest in derivatives.

Legg Mason Esemplia Emerging Markets Equity Fund	1.35%	Seeks to provide long-term capital growth. Normally, the fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, as well as other securities whose values are based on such equity securities. The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI Emerging Markets Index or are believed by the portfolio manager to have similar characteristics to emerging market nations. Generally, the fund invests in a number of different countries. Normally, the fund invests in companies in at least eight foreign markets and does not invest more than 25% of its assets in any one country. The fund invests across a range of industries. The fund may invest in securities of small, medium and large capitalization issuers.

High Yield Fixed Income
Western Asset High Yield Portfolio	0.61%	Seeks to maximize total return, consistent with prudent investment management. Under normal market conditions, the fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by the adviser. The fund will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or if unrated, is determined by the adviser to be of comparable quality). These securities are commonly known as “junk bonds” or “high yield securities.” The fund may invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The fund may also invest in derivatives.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
U.S. Core Fixed Income
Legg Mason Strategic Real Return Fund	1.00%	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. The fund also may invest in derivatives.

Western Asset Absolute Return Portfolio	0.80%	Seeks to maximize long-term total return. The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the fund’s advisers). The fund may invest no more than 50% of its net assets in non-U.S. dollar denominated securities and no more than 25% of its net assets in un-hedged non-U.S. dollar denominated securities. The fund may invest no more than 25% of its net assets in non-U.S. dollar denominated securities rated below investment grade and no more than 25% of its net assets in non-U.S. issuers rated below investment grade. The fund also may invest in derivatives.

Western Asset Core Plus Bond Portfolio	0.43%	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The target dollar-weighted average modified duration of the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by the adviser. The fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its objective, the fund may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of total assets in non-U.S. dollar denominated securities. The fund may invest up to 20% of its assets in debt securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). The fund also may invest in derivatives.

Underlying fund	Estimated expense ratio[1,2,3]	Investment objectives and principal investment strategies
Western Asset Inflation Indexed Plus Bond Portfolio	0.25%	Seeks to maximize total return, consistent with preservation of capital. Under normal conditions, the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. The fund invests in fixed income securities of any maturity; however, the fund’s target dollar-weighted average effective duration is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the dollar-weighted average effective duration of the fund is expected to fluctuate is 6-12 years although this may vary. The fund sells protection in connection with credit default swaps relating to corporate debt securities. The notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40% from time to time. Although the fund maintains a dollar-weighted average credit quality of at least A/A, it may invest up to 30% of its net assets in securities rated below AAA/Aaa.

International Fixed Income
Legg Mason BW International Opportunities Bond Fund	0.65%	Seeks to maximize total return consisting of income and capital appreciation. The fund will normally invest a minimum of 80% of its total assets in debt securities of issuers located in developed market countries. The fund invests in the sovereign debt and currencies of countries in the Citigroup World Government Bond Index ex-U.S. In addition, under normal circumstances, the fund will invest at least 80% of its net assets in debt securities. The fund may invest up to 25% of its net assets in convertible debt securities. Normally the fund holds a portfolio of debt securities of issuers located in a minimum of six countries. The fund invests in both investment grade and below investment grade securities, and invests less than 35% of its total assets in below investment grade securities. The fund maintains an average weighted portfolio quality of A or better. The average weighted duration of the fund’s portfolio ranges from 1 to 10 years but for individual markets may be greater or lesser depending on the prospects for lower interest rates and the potential for capital gains. The fund may also invest in derivatives.

[1]	As disclosed in each underlying fund’s Prospectus or semi-annual or annual shareholder report (net of extraordinary expenses).
[2]

Expense ratios are shown for investments in Class I shares or Class IS shares (if offered by the underlying fund) for underlying funds in the Legg Mason and Western Asset families of funds and Institutional or Institutional Select Class shares of the underlying funds in the Royce family of funds.

[3]	Reflects fee waivers and/or expense reimbursements, if applicable.

More on the investments of the underlying funds

By owning shares of underlying funds, the Fund invests indirectly, in varying degrees, in fixed income and equity securities of U.S. and non-U.S. issuers. The following summarizes the principal types of securities and instruments in which the underlying funds may invest and techniques they may pursue in seeking to achieve their investment objectives.

Equity investments

Subject to its particular investment policies, an underlying fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (REITs).

Fixed income investments

Subject to its particular investment policies, an underlying fund may invest in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Foreign investments

Certain underlying funds may invest in the securities of foreign issuers, including emerging market issuers, either directly or in the form of depositary receipts representing an interest in those securities.

Sovereign debt

Certain underlying funds may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and issued by supranational entities such as the World Bank or the European Union.

High yield, lower quality securities

Certain underlying funds may invest in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the underlying fund’s adviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Exchange-traded funds

Certain underlying funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index or the NASDAQ-100 Index, by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Mortgage-backed and asset-backed securities

Certain underlying funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Inflation-indexed securities

Certain underlying funds may invest in inflation-indexed securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. Inflation-indexed securities in which the underlying funds invest may be issued in any country.

Repurchase agreements

The underlying funds may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. An underlying fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions that are deemed creditworthy. The value of the securities underlying the repurchase agreement is monitored at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Reverse repurchase agreements and other borrowings

Certain underlying funds may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, an underlying fund sells securities to a counterparty, in return for cash, and the underlying fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the underlying fund for the money borrowed.

Borrowing may make the value of an investment in an underlying fund more volatile and increase the underlying fund’s overall investment exposure. An underlying fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the underlying fund’s shares.

Cash management

The underlying funds may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets a fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although an underlying fund’s adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Derivatives and hedging techniques

Certain of the underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. An underlying fund may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies, options on these futures, forward foreign currency contracts and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the underlying funds for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the underlying fund’s portfolio

•	As a substitute for buying or selling securities

•	For certain underlying funds, as a means of enhancing returns

•	As a cash flow management technique

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the underlying fund’s exposure to loss. The underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Commodity-linked instruments

Certain underlying funds may invest in a combination of commodity-linked instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. These instruments include master limited partnerships (“MLPs”), structured notes, bonds, debentures and derivatives, including swaps, forwards, futures and options. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

Real estate investment trusts (REITs)

Certain underlying funds may invest either directly in or through pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Master limited partnerships (MLPs)

Certain underlying funds may invest in master limited partnerships. MLPs generally engage in natural resources based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or other natural resources.

Structured notes

Certain underlying funds may invest in structured notes. Structured notes are specially designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Short sales

Certain underlying funds may sell securities short. A short sale is a transaction in which a fund sells securities it does not own in anticipation of a decline in the market price of the securities.

Securities lending

Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements, in order to earn income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Portfolio turnover

Certain underlying funds may engage in active and frequent trading of their portfolio securities.

Portfolio rebalancing

Underlying funds may experience relatively large redemptions or investments due to a rebalancing of a fund’s investments. The impact of rebalancing is likely to be greater when the funds own, redeem or invest in a substantial portion of an underlying fund. In the event of such redemptions or subscriptions, an underlying fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. In addition, another fund may be affected by such redemptions or subscriptions if it also holds shares of the same underlying fund.

Non-publicly traded and illiquid securities

Certain of the underlying funds may invest in non-publicly traded and illiquid securities.

Other investments

The Fund reserves the right in certain circumstances to invest directly in the types of investments held by the underlying funds.

The Fund may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the OTC market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

To the extent the Fund invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

The Fund and underlying funds may also use other strategies and invest in other investments that are described, along with their risks, in the Fund SAI. Moreover, the Fund and the underlying funds might not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Fund SAI.

Selection process

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Risks of investments in the underlying funds

•

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities, subject to any applicable regulatory requirements. Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of each fund’s assets invested in various underlying funds, each fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

•

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

•	Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

•

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors, may have limited product lines, operating histories, markets or financial resources, or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices an underlying fund’s portfolio managers believe appropriate and may offer greater potential for losses.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of an underlying fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by an underlying fund, particularly during periods of market turmoil. When an underlying fund holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the underlying fund is forced to sell these investments to meet redemption requests or for other cash needs, an underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, an underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

•

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value securities may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, each fund’s exposure to those factors.

•

Stock market and interest rate risk. The securities markets are volatile and the market prices of each underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility, which is the characteristic of a market to fluctuate significantly in price within a short time period. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the underlying funds’ advisers. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If the market prices of the securities owned by an underlying fund fall, the value of each fund’s investment in that underlying fund will decline.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

High yield or “junk” bond risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects an underlying fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality; or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time.

•

Credit risk. If an obligor (such as the issuer or party offering credit enhancement) for a security held by an underlying fund or a counterparty to a financial contract with an underlying fund fails to pay principal and interest when due, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of each fund’s investment in that underlying fund could decline. In addition, an underlying fund may incur expenses to protect the underlying fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which an underlying fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. An underlying fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the underlying fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the underlying fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the underlying fund may lose the amount of the premium paid in the event of prepayment.

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Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause an underlying fund’s share price to be more volatile.

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Foreign investments risk. An underlying fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which an underlying fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce an underlying fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries. Emerging markets securities are often particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In a changing and developing market, an underlying fund’s adviser may have difficulty selling the underlying fund’s portfolio securities in acceptable amounts or at acceptable prices.

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Commodities risk. An underlying fund’s investment in commodity-linked instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Portfolio selection risk. The value of your investment may decrease if an underlying fund’s portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

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Inflation-indexed securities risk. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if an underlying fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an underlying fund holds an inflation-indexed security, the underlying fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

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REITs risk. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

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ETF risk. Investing in an ETF will give an underlying fund exposure to the securities comprising the index on which the ETF is based and will expose the underlying fund to risks similar to those of investing directly in those securities. An underlying fund may invest in “short ETFs,” which carry additional risks because they may invest in a variety of derivatives and may engage in short sales. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value and, therefore, may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. An underlying fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. An underlying fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities.

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MLP risk. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices.

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Convertible securities risk. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

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Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Fund’s subadviser and the advisers of the underlying funds. These market conditions may continue or get worse.

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Portfolio turnover risk. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from an underlying fund’s performance.

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Sovereign debt risk. Sovereign government and supranational debt involves many of the risks of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation, and an underlying fund may be unable to enforce its rights against the issuers.

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Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to an underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on an underlying fund. Even a small investment in derivative contracts can have a significant impact on an underlying fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the underlying fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make an underlying fund less liquid and harder to value, especially in declining markets. Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Credit default swap contracts involve special risks and may result in losses to an underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since an underlying fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect an underlying fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a complete loss of invested capital. Structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

In times of market turmoil or abrupt change, many investors and market makers may hesitate to purchase complex instruments or even quote prices for them, which may make valuation difficult and/or drive down the price.

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Portfolio rebalancing risk. Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s investments. In such event, an underlying fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an underlying fund, increase the fund’s expenses or result in the fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an underlying fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund owns, redeems or invests in a substantial portion of an underlying fund.

The Fund’s subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds. The advisers of the underlying funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with their obligations to the underlying funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

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Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon an underlying fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the underlying fund has purchased has decreased, the fund could experience a loss.

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Reverse repurchase agreements and leveraging risk. An underlying fund may take on leveraging risk by, among other things, engaging in derivative transactions or reverse repurchase agreements. When an underlying fund engages in transactions that have a leveraging effect on its portfolio, the value of the underlying fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the underlying fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the underlying fund would otherwise have. Engaging in such transactions may cause the underlying fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

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Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time an underlying fund replaces the borrowed security, the underlying fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

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Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of the securities when the loan is called or possible loss of collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

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Cash management and defensive investing risk. The value of the investments held by the underlying funds for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If an underlying fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of an underlying fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

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Non-diversification risk. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the Fund invests its assets in fewer underlying funds, the Fund will be more susceptible to negative events affecting those funds. The underlying funds in which the Fund invests may be either diversified or non-diversified.

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Valuation risk. Many factors may influence the price at which an underlying fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, an underlying fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when an underlying fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the underlying fund determines its net asset value.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the Acquiring Fund’s SAI.

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON LIFESTYLE ALLOCATION 85%

STATEMENT OF ADDITIONAL INFORMATION

December 28, 2010

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Lifestyle Allocation 100%	Legg Mason Lifestyle Allocation 85%

55 Water Street New York, New York 10041 1-877-721-1926	55 Water Street New York, New York 10041 1-877-721-1926

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated December 28, 2010, relating specifically to the transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Lifestyle Allocation 100% (the “Target Fund”), a series of Legg Mason Partners Equity Trust, in exchange for the assumption of all of the Target Fund’s liabilities by, and for shares of, Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”), also a series of Legg Mason Partners Equity Trust, having an aggregate value equal to those of the Target Fund. To obtain a copy of the Information Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-877-721-1926. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement/Prospectus.

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
2. Pro Forma Financial Information	S-2

GENERAL INFORMATION

The Target Fund’s Board has unanimously approved the Reorganization. The Reorganization does not require shareholder approval. For further information about the Reorganization, see the Information Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Information Statement/Prospectus dated December 28, 2010, consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund:

Fund	Date and Filing Date	Accession Number
Legg Mason Lifestyle Allocation 85%	May 31, 2010/May 26, 2010	0001193125-10-129304

The Statement of Additional Information of the Target Fund:
Fund	Date and Filing Date	Accession Number
Legg Mason Lifestyle Allocation 100%	May 31, 2010/May 26, 2010	0001193125-10-129304

The financial statements of the Target Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended January 31, 2010:
Fund	Year Ended/Filing Date	Accession Number
Legg Mason Lifestyle Allocation 100%	January 31, 2010/March 29, 2010	0001193125-10-069757

The financial statements of the Acquiring Fund and related independent registered public accounting firm’s report as included in the Fund’s Annual Report filed for the year ended January 31, 2010:
Fund	Year Ended/Filing Date	Accession Number
Legg Mason Lifestyle Allocation 85%	January 31, 2010/March 29, 2010	0001193125-10-069757

The financial statements of the Target Fund as included in the Fund’s Semi-Annual Report filed for the period ended July 31, 2010:
Fund	Period Ended/Filing Date	Accession Number
Legg Mason Lifestyle Allocation 100%	July 31, 2010/October 1, 2010	0001193125-10-222129

The financial statements of the Acquiring Fund as included in the Fund’s Semi-Annual Report filed for the period ended July 31, 2010:
Fund	Period Ended/Filing Date	Accession Number
Legg Mason Lifestyle Allocation 85%	July 31, 2010/October 1, 2010	0001193125-10-222129

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the annual and semi-annual reports to shareholders, for the periods ended January 31, 2010 and July 31, 2010, respectively, for each of Legg Mason Lifestyle Allocation 100% (the “Target Fund”) and Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”).

On November 3-4, 2010, the Board of Legg Mason Partners Equity Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby the Acquiring Fund will acquire all the assets of, and assume of all of the liabilities of, the Target Fund and the Target Fund will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter terminate as a series of the Trust.

The unaudited pro forma information set forth below for the period ended July 31, 2010 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at August 1, 2009.

Legg Mason Partners Fund Advisor, LLC (the “manager”) is the investment manager of each of the Target Fund and the Acquiring Fund. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is an investment subadviser of each of the Target Fund and the Acquiring Fund pursuant to separate contracts between LMGAA and the manager with respect to each fund. The funds do not pay a management fee.

The Target Fund and Acquiring Fund have the same distributor, transfer agent, co-transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each fund.

As of July 31, 2010, the net assets of: (i) the Target Fund were approximately $78,806,435 and (ii) the Acquiring Fund were approximately $523,618,497. The net assets of the combined fund as of July 31, 2010 would have been approximately $602,424,932.

On a pro forma basis for the twelve-month period ended July 31, 2010, the proposed reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Registration fees	$(55,836)
Audit and tax	$(24,639)
Legal fees	$(19,229)
Shareholder reports	$(4,223)
Other expenses	$(3,575)

Fee waivers and/or expenses reimbursed decreased by approximately $192,227 for the twelve-month period ended July 31, 2010 on a pro forma basis, as a result of the proposed Reorganization.

The Acquiring Fund will be the surviving fund for accounting purposes.

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Reorganization. It is anticipated that holdings representing approximately 14% of the investment portfolio of the Target Fund (measured as of September 22, 2010) will be sold subsequent to the Reorganization. It is also anticipated that there will be no transaction costs associated with disposing of such portfolio securities of the Target Fund. The estimated loss would be $2,376,074 on a U.S. GAAP basis. The estimated per share capital loss would be $0.04.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in termination of the Target Fund.

2.	No gain or loss is recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

At January 31, 2010, the Target Fund had a capital loss carryover of $5,223,003, of which $4,302,576 expires on January 31, 2017 and $920,427 expires on January 31, 2018. At January 31, 2010, the Acquiring Fund had a capital loss carryover of $10,701,540, which expires on January 31, 2018.

The Reorganization would impact the use of the Target Fund’s capital loss carryovers, all of which at the current time are subject to the eight taxable year expiration referred to above, in the following manner: (1) the expiration date of the carryovers would move up one year; for example, the carryovers due to expire on January 31, 2018 would expire on January 31, 2017; (2) the carryovers would benefit the shareholders of the combined Fund, rather than only the shareholders of the Target Fund; (3) the amount of the carryovers that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Target Fund at the time of Reorganization (approximately $3,000,000 per year based on data as of August 31, 2010); and (4) any losses recognized after the Reorganization that are attributable to depreciation in the Target Fund’s portfolio at the time of the Reorganization are subject to these same limitations.

The Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately April 21, 2011. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either or both of the Funds expiring unused.

The Target Fund will pay estimated reorganization costs of $53,750 expected to be incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization whether or not the Reorganization is consummated. This estimate reflects the manager paying 50% of the estimated costs that would otherwise be incurred by the Target Fund. The manager will pay 100% of the Acquiring Fund’s reorganization costs whether or not the Reorganization is consummated.

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